CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

DERIVED INFORMATION   [8/30/04]

[$720,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,200,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

SFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/04 cutoff date.  Approximately 14.3% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,573
Total Outstanding Loan Balance	$1,141,071,936*	Min	Max
Average Loan Current Balance	$150,676	$9,994	$998,184
Weighted Average Original LTV	80.7%**
Weighted Average Coupon	7.27%	4.43%	13.89%
Arm Weighted Average Coupon	7.18%
Fixed Weighted Average Coupon	7.68%
Weighted Average Margin	6.29%	2.25%	15.30%
Weighted Average FICO (Non-Zero)	624
Weighted Average Age (Months)	2
% First Liens	98.2%
% Second Liens	1.8%
% Arms	81.8%
% Fixed	18.2%
% of Loans with Mortgage Insurance	0.3%

*

Total collateral will be approximately [$1,200,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Scheduled Balance	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
9,994 - 25,000.	177	0.3	3,006,165	11.22	321	626	99.3	73.3	97.0	99.4	8.3
25,001. - 50,000.	498	1.7	19,694,224	9.63	338	618	85.4	68.1	89.0	40.9	36.8
50,001. - 75,000.	902	5.0	56,900,671	8.39	349	615	81.7	72.5	84.4	9.2	45.6
75,001. - 400,000.	5,756	82.4	940,367,739	7.20	356	622	80.6	60.9	93.5	0.4	50.4
400,001. - 500,000.	155	6.1	69,952,542	6.78	359	640	80.6	43.2	96.7	0.0	52.1
500,001. - 600,000.	54	2.6	29,762,721	6.80	355	646	80.6	62.2	92.7	0.0	38.9
600,001. - 700,000.	18	1.0	11,532,836	6.82	359	635	79.8	44.3	94.5	0.0	60.6
700,001. - 800,000.	12	0.8	8,856,855	6.80	359	665	77.5	49.2	91.7	0.0	50.1
800,001. - 998,184	1	0.1	998,184	6.49	358	632	69.9	0.0	100.0	0.0	100.0
Total:	7,573	100.0	1,141,071,936	7.27	356	624	80.7	60.3	93.1	1.8	49.8

    *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
FICO	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
Unavailable	8	0.1	1,098,261	7.30	348	0	77.4	50.5	87.7	0.0	25.9
451 - 475	1	0.0	111,130	8.33	359	470	80.0	100.0	100.0	0.0	100.0
476 - 500	6	0.1	832,437	8.37	358	500	77.0	43.8	100.0	0.0	78.3
501 - 525	195	2.5	29,046,495	8.24	357	515	72.9	68.1	98.2	0.0	83.4
526 - 550	523	6.7	75,924,265	7.99	356	539	75.3	70.0	98.6	0.0	73.4
551 - 575	874	11.1	126,178,674	7.77	356	563	79.6	77.3	97.7	0.0	63.8
576 - 600	1,259	14.6	166,334,408	7.45	356	589	81.1	75.1	97.0	1.6	59.8
601 - 816	4,707	65.0	741,546,266	7.03	356	655	81.7	52.8	90.7	2.3	41.4
Total:	7,573	100.0	1,141,071,936	7.27	356	624	80.7	60.3	93.1	1.8	49.8

    *     Note, for second liens, CLTV is employed in this calculation.

SFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Original LTV (OLTV)	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
16.48 - 80.00	4,375	61.6	702,649,950	7.04	356	624	75.1	53.8	95.8	0.0	49.0
80.01 - 85.00	898	11.6	132,761,589	7.38	355	603	84.4	71.7	91.1	0.0	67.9
85.01 - 90.00	1,216	17.2	195,756,055	7.35	357	626	89.7	74.2	89.3	0.1	49.1
90.01 - 95.00	520	7.1	81,530,909	7.90	357	641	94.9	64.1	81.0	1.5	41.3
95.01 - 100.00	564	2.5	28,373,433	10.06	350	646	99.9	61.8	99.4	65.9	14.7
Total:	7,573	100.0	1,141,071,936	7.27	356	624	80.7	60.3	93.1	1.8	49.8

    *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Occupancy	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
Primary	6,946	93.1	1,062,730,791	7.23	356	621	80.5	61.3	100.0	1.9	50.3
Second Home	32	0.4	4,887,900	7.17	358	652	82.2	43.6	0.0	1.0	47.5
Investor	595	6.4	73,453,245	7.89	356	667	83.9	47.3	0.0	0.1	42.5
Total:	7,573	100.0	1,141,071,936	7.27	356	624	80.7	60.3	93.1	1.8	49.8

    *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Documentation Type	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
Full	4,951	60.3	688,104,151	7.20	355	612	81.4	100.0	94.6	1.4	55.0
Reduced	1,118	17.3	197,063,037	7.29	357	654	81.5	0.0	90.3	0.5	11.0
No Income/ No Asset	26	0.6	6,628,416	7.61	356	689	81.0	0.0	96.6	0.0	32.9
Stated Income / Stated Assets	1,478	21.8	249,276,333	7.44	357	631	78.2	0.0	91.1	3.9	66.4
Total:	7,573	100.0	1,141,071,936	7.27	356	624	80.7	60.3	93.1	1.8	49.8

    *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Rate	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
4.43000 - 10.00000	7,001	97.6	1,113,215,214	7.18	356	624	80.4	60.4	93.1	0.4	50.5
10.00001 - 10.50000	141	0.9	10,094,715	10.26	349	599	87.4	69.7	92.2	24.7	25.1
10.50001 - 11.00000	89	0.4	4,666,115	10.75	347	610	91.0	59.7	83.2	42.2	37.6
11.00001 - 11.50000	99	0.4	4,716,989	11.35	349	610	95.1	54.5	97.1	80.5	21.1
11.50001 - 12.00000	172	0.5	5,683,565	11.73	353	612	98.5	49.9	99.2	95.3	10.0
12.00001 - 12.50000	34	0.1	1,590,109	12.26	357	608	97.8	10.5	100.0	93.3	12.9
12.50001 - 13.00000	8	0.0	462,499	12.73	310	581	86.2	69.8	100.0	48.0	28.2
13.00001 - 13.50000	6	0.0	230,597	13.31	359	606	90.7	35.4	100.0	68.9	0.0
13.50001 - 13.89000	23	0.0	412,132	13.70	352	590	99.5	89.1	96.0	100.0	0.0
Total:	7,573	100.0	1,141,071,936	7.27	356	624	80.7	60.3	93.1	1.8	49.8

    *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Loan Purpose	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
Purchase	3,632	44.7	510,323,095	7.40	358	643	83.5	51.9	91.7	3.4	0.0
Refinance - Rate Term	444	5.4	62,167,484	7.25	352	612	80.4	71.9	96.4	0.4	0.0
Refinance - Cashout	3,497	49.8	568,581,358	7.15	354	608	78.2	66.6	94.1	0.5	100.0
Total:	7,573	100.0	1,141,071,936	7.27	356	624	80.7	60.3	93.1	1.8	49.8

    *     Note, for second liens, CLTV is employed in this calculation.

SFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
DTI Ratio	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
0 - 40.00	3,441	42.9	490,043,264	7.30	355	625	79.9	58.8	91.6	1.7	53.3
40.01 - 45.00	1,813	25.0	285,644,958	7.26	357	627	81.2	55.2	94.9	1.8	46.2
45.01 - 50.00	2,041	27.5	314,306,612	7.27	356	622	81.9	63.8	94.1	2.1	46.7
50.01 - 55.00	260	4.2	47,389,715	7.04	355	610	78.1	82.5	91.2	0.8	56.5
55.01 - 60.00	8	0.1	1,476,547	6.96	357	623	89.4	76.2	100.0	4.5	35.4
60.01 - 96.00	10	0.2	2,210,839	6.82	358	612	82.2	53.4	100.0	2.1	37.3
Total:	7,573	100.0	1,141,071,936	7.27	356	624	80.7	60.3	93.1	1.8	49.8

    *     Note, for second liens, CLTV is employed in this calculation.

Original Penalty Period	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
(Months)	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	Out
0	1,342	15.7	179,611,779	7.62	355	624	80.5	63.3	88.3	3.1	53.2
6	3	0.0	336,669	7.93	359	681	82.9	100.0	87.2	0.0	32.8
12	302	4.2	47,426,039	7.43	354	632	80.6	53.2	92.2	2.3	48.5
21	107	3.0	33,888,170	6.68	359	657	80.8	51.9	97.1	0.0	28.1
24	3,697	50.0	570,875,606	7.28	358	618	81.8	57.3	94.1	1.8	44.9
30	8	0.1	1,604,041	7.79	358	606	86.7	59.3	100.0	0.0	60.2
33	7	0.2	2,488,469	6.68	359	660	84.9	41.2	100.0	0.0	53.6
36	2,080	26.5	302,096,759	7.08	352	629	78.7	66.1	93.7	1.0	59.3
60	27	0.2	2,744,405	7.56	337	641	79.8	86.9	100.0	1.3	77.9
Total:	7,573	100.0	1,141,071,936	7.27	356	624	80.7	60.3	93.1	1.8	49.8

    *     Note, for second liens, CLTV is employed in this calculation.

IO Period	# of	% of
(Months)	Loans	Sched_Bal	Total Sched_Bal	% A2_28	% A3_27	% A5_25	FICO	OLTV*
0	6,844	85.7	977,884,704	56.2	9.8	1.6	619	80.6
24	401	7.3	83,781,256	7.3	0.0	0.0	653	81.7
36	153	2.5	28,395,643	0.0	2.5	0.0	653	82.0
60	175	4.5	51,010,334	3.5	0.5	0.4	659	81.3
Total:	7,573	100.0	1,141,071,936	67.1	12.8	2.0	624	80.7

    *     Note, for second liens, CLTV is employed in this calculation.